Babson Enterprise Fund,Inc.                 Supplement dated December 16, 2002
Babson Enterprise Fund II, Inc.                            to
Shadow Stock Fund,Inc.                      Prospectus dated September 30, 2002

Dear Babson Funds Shareholder,

In an effort to protect the interests of our long-term investors, the Babson
Funds are instituting redemption fees on short-term trading in the above listed funds. We believe this redemption fee is in the best interests of our long-term shareholders. Should you have any comments or questions, please contact us at
1-800-4-BABSON, or visit our website at www.babsonfunds.com. Thank you for your continued confidence and investments.

Shares of the mutual funds listed above (collectively, the "Funds") purchased on or after February 1, 2003, that are sold or exchanged within one hundred eighty
(180) days of the purchase will be assessed a redemption fee of 2.0% of the value of the shares sold or exchanged. The redemption fee does not apply to shares of these Funds purchased on or before January 31, 2003, and it does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through 401(k) and other employer-sponsored retirement plans
(excluding IRA and other one-person retirement plans). Each of these Funds will retain any redemption fees to help cover transaction and tax costs that result from selling securities to meet short-term investor redemption requests. For purposes of calculating the holding period, the Funds will employ the "first in, first out" method, which assumes that the shares sold or exchanged are the ones held the longest. The redemption fee will be deducted from the proceeds that result from the order to sell or exchange.

JB177H (12/02)                                                            525277